This 8-K/A filing is being made because Exhibit 99(A) was omitted from the 8-K filed yesterday on July 10, 2000. This exhibit should be incorporated with that earlier filing.



                     SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                ---------------

                                   FORM 8-K/A

                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (date of earliest event reported):  June 28, 2000

                        NORTHWEST AIRLINES CORPORATION
                    (formerly Newbridge Parent Corporation)
              (Exact Name of Registrant as Specified in Charter)

                                   Delaware
                (State or Other Jurisdiction of Incorporation)

                                    0-23642
                           (Commission File Number)

                                  41-1905580
                       (IRS Employer Identification No.)

                 2700 Lone Oak Parkway, Eagan Minnesota 55121
              (Address of Principal Executive Offices) (Zip Code)

                                (612) 726-2111
             (Registrants' Telephone Number, Including Area Code)

Item 7 Exhibits.

The documents listed below are filed as Exhibits with reference to the Registration Statement on Form S-3 (Registration No. 333-79215) (the "Registration Statement") of Northwest Airlines Corporation and Northwest Airlines, Inc. The Registration Statement, the Preliminary Prospectus Supplement, dated June 16, 2000 (filed with the Securities Exchange Commission pursuant to Rule 424(b)(2) on June 19, 2000), filed and the Prospectus Supplement, dated June 21, 2000 (filed with the Securities Exchange Commission pursuant to Rule 424(b)(2) on June 23, 2000), to the Prospectus, dated June 7, 1999, relate to the offering of Northwest Airlines, Inc.'s Pass Through Certificates, Series 2000-1.


99(a) Participation Agreement [NW __], dated as of [____], among Northwest Airlines, Inc. as Lessee, Northwest Airlines Corporation, as Guarantor, the Owner Participant named therein, as Owner Participant, State Street Bank and Trust Company of Connecticut, National Association, as Pass Through Trustee, First Security Bank, National Association, as Owner Trustee, and State Street Bank and Trust Company, as Subordination Agent and Indenture Trustee






Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                               NORTHWEST AIRLINES CORPORATION


Dated:  July 11, 2000                By:  /s/ Douglas M. Steenland
                                    -----------------------------------
                                    Name:     Douglas M. Steenland
                                    Title:    Executive Vice President,
                                              General Counsel and
                                              Secretary